Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23T

TWENTY-SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTY-SEVENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Customer desires to utilize and CSG desires to provide an additional instance of the Monetary Payment Gateway (the “MPG 3”) for redundancy purposes, which additional instance includes ***** *** *********** ******* and *** *** *** ******** ******. Accordingly, Schedule F, Fees, CSG SERVICES, Section III.D entitled “CSG Monetary Payment Gateway,” shall be amended as follows to provide for the following recurring fees associated with Customer’s use of the MPG 3 in connection with CSG’s Monetary Payment Gateway service:

Description of Item/Unit of Measure	Frequency	Fee
6. MPG 3 Environment Fees (Note 5)	*******	$********

Note 5: MPG 3 environment includes ***** *** *********** ******* and *** *** *** ******** ******. If additional equipment is determined to be needed, the MPG 3 Environment Fees will be readdressed.

For clarification purposes, the current MPG 1 and MPG 2 environments contain a total of ***** *** *********** ******* and *** *** ******** *******, which are included in the ******* ****** ********** ****** listed within Schedule F, Fees,, CSG SERVICES, Section I.C entitled “Listing of Products and Services.” Invoicing for MPG 3 Environment Fees monthly fee of $******** shall begin in the month that the MPG 3 instance is delivered to Customer.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson

Name:	Michael K. McClaskey	Name:	Michael J. Henderson

Title:	Senior Vice President and Chief Information Officer	Title:	EVP Sales & Marketing

Date:	10-4-12	Date:	10/12/12